SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 12, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Corixa Corporation Press Release dated May 12, 2003

Item 9. Regulation FD and Information Being Furnished Under Item 12

The following information, which is required to be furnished under Item 12, “Results of Operations and Financial Condition,” is being furnished under Item 9, “Regulation FD Disclosure,” in accordance with the Securities and Exchange Commission Release No. 33-8216.

On May 12, 2003, Corixa Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release relating to the announcement is attached as Exhibit 99.1 and is incorporated into this report by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: May 12, 2003	By:	/s/ Michelle Burris Michelle Burris Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Corixa Corporation Press Release dated May 12, 2003